Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events
Subsequent Events

31 Subsequent events

On 12 December 2020, AstraZeneca and Alexion Pharmaceuticals, Inc. (Alexion) announced that they had entered into a definitive agreement for AstraZeneca to acquire Alexion for a total consideration of $39bn, partly funded in cash and partly in AstraZeneca American Depository Shares. The boards of directors of both companies have unanimously approved the acquisition. Subject to receipt of regulatory clearances and approval by shareholders of both companies, the acquisition is expected to close in the third quarter of 2021, and upon completion, Alexion shareholders will own approximately 15% of the combined company. In conjunction with the acquisition, AstraZeneca has entered into committed bank facilities of $17.5bn as discussed in Note 27.

On 1 February 2021, AstraZeneca announced that it had agreed, subject to certain limited exceptions, to divest its 26.7% ownership of Viela Bio, as part of the proposed acquisition of Viela Bio by Horizon Therapeutics plc. AstraZeneca is anticipating to receive cash proceeds and profit of approximately $760-$780m upon closing for the sale of the holding, which will be recorded in Other operating income and expense. The divestment is expected to complete by the end of the first quarter of 2021.

On 9 February 2021, AstraZeneca completed its sale of rights to Crestor and associated medicines in certain European countries to Grünenthal for an upfront payment of $320m, which will be recorded within Other operating income and expense. At 31 December 2020 there were no intangible or other assets on the balance sheet relating to the disposal.